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                                                                    EXHIBIT 21.1

                    LIST OF SUBSIDIARIES OF JAMES HARDIE N.V.


James Hardie Australia Pty Limited, a company organized under the laws of Australia

James Hardie Aust. Investments No. 1 Pty Ltd, a company organized under the laws of Australia

James Hardie Aust. Investments No. 2 Pty Ltd, a company organized under the laws of Australia

James Hardie Finance BV, a company organized under the laws of The Netherlands

James Hardie Aust. Investco Pty Limited, a company organized under the laws of Australia

James Hardie Aust. Investco Services Pty Limited, a company organized under the laws of Australia

James Hardie NZ Investco Trust, a company organized under the laws of New
Zealand

James Hardie Aust. Holdings Pty Limited, a company organized under the laws of Australia

PT James Hardie Indonesia, a company organized under the laws of Indonesia

James Hardie FC Pty Limited, a company organized under the laws of Australia

James Hardie Building Systems Pty Limited, a company organized under the laws of Australia

James Hardie Building Systems (Holdings) Pty Limited, a company organized under the laws of Australia

James Hardie Building Products Inc., a Nevada corporation

James Hardie Fibre Cement Pty Limited, a company organized under the laws of Australia

James Hardie Gypsum Inc., a Nevada corporation

James Hardie (Holdings) Inc., a Nevada corporation

James Hardie (USA) Inc., a Nevada corporation

James Hardie Credit Corp., a California corporation

James Hardie Industries (USA) Inc., a California corporation

James Hardie Research Pty Limited, a company organized under the laws of Australia

James Hardie Research (Holdings) Pty Limited, a company organized under the laws of Australia

James Hardie Tech Pty Limited, a company organized under the laws of Australia

James Hardie Windows Pty Limited, a company organized under the laws of Australia

James Hardie Windows (Holdings) Pty Limited, a company organized under the laws of Australia

Louvre Properties Pty Ltd, a company organized under the laws of Australia

James Hardie US Investments Sierra Inc., a Nevada corporation

James Hardie US Investments Washoe Inc., a Nevada corporation

James Hardie International Holdings BV, a company organized under the laws of The Netherlands

James Hardie USA Investments BV, a company organized under the laws of The Netherlands

James Hardie New Zealand Limited, a company organized under the laws of New Zealand

James Hardie NZ Holdings Trust, a company organized under the laws of New
Zealand

James Hardie NZ Trustee Limited, a company organized under the laws of New
Zealand

James Hardie Philippines Inc., a company organized under the laws of the Philippines